                                                                  August 1, 1998



     Dear Shareholder:


      The Zweig Total Return Fund's net asset value during the three months ended June 30, 1998, increased 0.5%, including $0.21 per share in reinvested distributions. This performance assumes participation in the recent rights offering.


      For the six months ended June 30, 1998, the Fund's net asset value increased 5.1%, including $0.42 in reinvested distributions.


      Consistent with our policy of trying to minimize risk while earning reasonable returns, our average overall exposure during the first half of 1998 was approximately 85%.


      To put our performance in perspective, I would like to point out that the value-oriented stocks that we generally favor have lagged growth stocks by a wide margin. We do own some Dell, Microsoft and Intel but our portfolio is overwhelmingly biased toward low price/earning ratios, high dividends, low price-to-book levels, and market or better rates of growth. These stocks simply haven't worked out as well recently. However I have found that stocks with strong fundamentals and attractive valuations tend to outperform the market over long periods of time with less risk. And that's us. We will always seek to achieve reasonable results with minimum risk.


                             DISTRIBUTION DECLARED


      In accordance with our policy of distributing 10% of our net asset value per year, which equals 0.83% per month (10% divided by 12 months), the Fund recently announced a distribution of $0.07 per share payable on August 26, 1998, to shareholders of record on August 13, 1998. The amount of the distribution depends on the exact net asset value at the time of declaration. For the August distribution, 0.83% of the Fund's net asset value was equivalent to $0.07 per share. Including this distribution, the Fund's payout since its inception is now $8.87 per share.

                                 MARKET OUTLOOK
      Our bond exposure currently is at 54% as compared with 44% at the end of the first quarter. If we were fully invested, our Fund would be at 62.5% in bonds and 37.5% in stocks. Consequently, at 54% in bonds, we are at about 86% of a full position (54%/62.5%), reflecting our bullish position.

      Bond prices, which ended the first quarter of the year relatively unchanged, surged in the second quarter. Consequently, yields fell sharply, ending the period at 5.6% (bond prices move in the opposite direction from yields). Bonds benefited from the global flight to quality -- money moving from stocks to bonds -- prompted by a rekindling of Asia's financial crisis, instability in Indonesia, and concerns about a possible currency devaluation in Russia. In addition, the yen slide worsened Japan's economic crisis and spurred more foreign buying of U.S. bonds, primarily Treasuries.

      The strength of the dollar and the slight weakening of the robust U.S. economy were also positive developments for bonds. A strong dollar encourages foreign investors seeking returns from a favorable exchange rate to buy U.S. bonds. A slowing economy is generally good for bonds because it decreases the likelihood that the Federal Reserve will raise interest rates (rising rates cause bond prices to fall).

      In response to the positive environment for bonds, we kept our duration sensitivity to changes in interest rates -- high at 6.0 years compared with 5.5 years at the end of the first quarter. We remain bullish on bonds, particularly because of falling commodity prices, a sustained demand for bonds, and continued volatility overseas.

      The current economic climate is also favorable for stocks. Our stock exposure currently is at 34%. At this figure, we are at about 91% of a full position (34%/37.5%). This is in line with my bullish position on stocks.

      Counting from October 1990, this is the third longest bull market on record, only months away from the previous record period that ended in 1929. Some market observers have expressed concern over this comparison. I don't think there is any significance about the length of either bull or bear markets. What does matter are economic conditions. If they can stay positive for an extended period of time, the markets can do the same or vice versa. In 1929 the ecomomy deteriorated drastically and that's what caused the crash. Many people get trapped into measuring the length of various markets and start worrying. I don't see any reason for concern on that basis.

      If there is one fly in the ointment, it is the fact that the tape action has been ragged with a lot of divergences. The blue chips have led the market and the growth stocks have done well but the cyclicals and the smaller stocks have fallen behind. This is exemplified in the performance difference in the year to date between the Russell 2000 Index of smaller stocks and the S&P 500. The Russell 2000 returned 4.9% vs. the S&P return of 17.7%. Interestingly, the same divergence held true within the S&P 500. The top 50 stocks returned 32.2% while the bottom 100 returned 0.3% through June 30.

      It has been a strange market. The number of new highs is much lower than it was several months ago while the breadth of the market -- the relationship between advances and declines -- has been mediocre at best. The advance/decline index topped out a few months ago. So we have seen the Dow, the S&P 500 and the NASDAQ Composite setting new peaks while many of the other averages languished. That's what we mean by negative divergences.

      While there is much understandable concern about the Asian effect on the U.S. economy, I think the impact so far is more positive than negative because it is taking the edge off inflation. Both the Consumer and Producer Price Indexes rose by only 0.1% in June. And Asia hasn't affected our basic economy yet. Overall earnings have slowed down but are still O.K. The offset is lower interest rates and lower inflation, which are good for stocks. While I am not a betting person, I would say the odds are perhaps three-to-one that we can work out of this all right.

      As for today's market, a source of strength is the huge inflow of cash into mutual funds. Stock funds took in $24 billion in June against $18.7 billion in May. The first-half inflow was $130.5 billion, topping last year's record pace of $105.5 billion. There have also been very large inflows into bond funds in recent months.

      With this immense cash flow pouring in day after day, mutual funds who want to be close to fully invested find it hard to hold cash. As a result, the cash position at mutual funds is down to about 3.9%, possibly the lowest since such records were kept over the last 44 years. We have the cash- to-assets ratio in our models and this is a negative indicator. However, it is partially offset by the continuing input of cash into the funds.

      We also keep a watchful eye on valuation. The price/earnings ratio of the S&P was recently reported at 27.3. That figure is based on earnings after write-offs. Operating earnings are something like 23, which is still very high. You are not going to get any argument from me that the market is not cheap. However, I think you could possibly justify the valuations if you consider that with lower inflation, P/E ratios tend to expand.

      Among my other indicators, I would rate sentiment as neutral or slightly below neutral. Some of the longer-term numbers are poor. The previously mentioned record low cash-to-assets ratios at mutual funds indicate a high level of investor confidence and possibly declining liquidity. Also, net new issues of stock have been too high and there have been fewer cash takeovers and fewer stock buybacks. However, the shorter-term sentiment numbers such as the put/call ratio are more positive.

      With low and falling inflation and lower interest rates, my monetary model is very bullish right now. Commodity prices everywhere have been coming down and moderate deflation has been good for stocks. The worry is that we get extreme deflation -- but I don't see that as a realistic prospect at present.

      Counting stocks and bonds, we are currently at about 88% invested. As long as our indicators remain positive and we see low levels of risk, we'll keep our exposure high enough to participate in the market's advance. As a defensive money manager, I will always be ready to reduce our exposure should my indicators reflect higher risk.

                             PORTFOLIO COMPOSITION
      Reflecting our investment policy guidelines, all of our bonds are U.S. Government obligations. As indicated earlier, the average duration of the bond portion of our portfolio is six years. Since these bonds are liquid, they give us the flexibility to adjust quickly to changing market conditions.

      To implement my basic allocation strategy, most of our equities continue to be bought and sold on the basis of a proprietary computer-driven model that is weighted toward a value approach with secondary emphasis on growth.

      There was little change in the composition of our leading industry groups during the second quarter. On June 30 these groups included financial services, utilities, oil and oil services, manufacturing, transportation, and telecommunications. All of the above listed groups occupied prominent positions at the end of the first quarter as well.

      Some of our largest individual holdings include Ford, Dell, NationsBank, Bear Stearns, Telefonica de Espana, Allstate, PaineWebber, Sun, A.G. Edwards, and Edison International.

      Of the above, Telefonica de Espana and Dell were in our portfolio previously and showed significant appreciation. The only new positions are NationsBank, which will merge with Bank America, and Allstate.

      We still own but have trimmed our holdings in General Motors, GPU, and Energy East. After a large run-up, Providian subsequently slipped in our rankings and we sold out that position.



                               Sincerely,

                               /s/ Martin E. Zweig, Ph.D.
                               --------------------------
                               Martin E. Zweig, Ph.D.
                               Chairman

                       THE ZWEIG TOTAL RETURN FUND, INC.
                            SCHEDULE OF INVESTMENTS
                                 June 30, 1998
                                  (Unaudited)



                                                      Number of        Value
                                                        Shares        (Note 1)
                                                     -----------   -------------
 COMMON STOCKS                              33.95%
 AEROSPACE & DEFENSE                         0.41%
   B.F. Goodrich & Co. ...........................      39,000     $1,935,375
   Lockheed Martin Corp. .........................      11,200      1,185,800
                                                                   ----------
                                                                    3,121,175
                                                                   ----------
 APPAREL MANUFACTURER                        0.16%
   VF Corp. ......................................      24,200      1,246,300
                                                                   ----------
 AUTOMOTIVE                                  1.71%
   Chrysler Corp. ................................      58,100      3,275,388
   Ford Motor Co. ................................     105,800      6,242,200
   General Motors Corp. ..........................      52,000      3,474,250
                                                                   ----------
                                                                   12,991,838
                                                                   ----------
 CHEMICALS                                   0.60%
   Dow Chemical Corp. ............................      26,500      2,562,218
   Millennium Chemicals, Inc. ....................      35,100      1,189,013
   Wellman, Inc. .................................      35,600        807,675
                                                                   ----------
                                                                    4,558,906
                                                                   ----------
 CONSTRUCTION & FARM EQUIPMENT               0.10%
   Deere & Co. ...................................      13,900        734,962
                                                                   ----------
 CONSUMER DURABLES                           0.72%
   Cooper Tire & Rubber Co. ......................      97,400      2,008,875
   Whirlpool Corp. ...............................      50,600      3,478,750
                                                                   ----------
                                                                    5,487,625
                                                                   ----------
 CONSUMER PRODUCTS                           0.17%
   Fortune Brands, Inc. ..........................      34,000      1,306,875
                                                                   ----------
 CONTAINERS & PACKAGING                      0.06%
   Sea Containers Ltd., Class A ..................      12,100        462,825
                                                                   ----------
 ELECTRONICS                                 0.65%
   Avnet, Inc. ...................................      32,200      1,760,938
   General Motors Corp., Class H .................      67,400      3,176,225
                                                                   ----------
                                                                    4,937,163
                                                                   ----------
 ENGINEERING & CONSTRUCTION                  0.33%
   Fluor Corp. ...................................      49,500      2,524,500
                                                                   ----------
 FINANCIAL SERVICES                          6.25%
   A.G. Edwards, & Sons, Inc. ....................      82,600      3,525,988
   Allstate Corp. ................................      44,500      4,074,531
   Bear, Stearns & Co., Inc. .....................      82,282      4,679,788
   Charter One Financial, Inc. ...................      47,090      1,586,344
   Conseco Inc. ..................................      51,900      2,426,325
   Countrywide Credit Industries, Inc. ...........      24,100      1,223,075
   GATX Corp. ....................................      26,600      1,167,075
   H.F. Ahmanson, & Co. ..........................      30,800      2,186,800
   Hartford Financial Services Group, Inc. .......       8,900      1,017,937
   Horace Mann Education Corp. ...................      18,700        645,150

                                                             Number of       Value
                                                              Shares        (Note 1)
                                                            ----------   -------------
 FINANCIAL SERVICES -- (Continued)
   Loews Corp. ..........................................     22,700     $1,977,738
   Morgan Stanley, Dean Witter, Discover & Co. ..........     23,500      2,147,312
   NationsBank Corp. ....................................     61,900      4,735,350
   Old Republic International Corp. .....................     57,750      1,692,797
   Orion Capital Corp. ..................................     25,400      1,419,225
   PaineWebber Group, Inc. ..............................     95,000      4,073,125
   PIMCO Advisors L.P. ..................................     13,800        470,925
   Quinenco S.A., ADR ...................................     24,700        222,300
   Reliance Group Holdings, Inc. ........................     40,700        712,250
   Reliastar Financial Corp. ............................     20,900      1,003,200
   Ryder Systems, Inc. ..................................     77,000      2,430,312
   Selective Insurance Group, Inc. ......................     19,600        439,162
   St. Paul Companies, Inc. .............................     52,600      2,212,488
   Travelers, Inc. ......................................     25,300      1,533,813
                                                                         ----------
                                                                         47,603,010
                                                                         ----------
 FOOD & BEVERAGE                                    0.23%
   Adolph Coors Co., Class B ............................     50,600      1,720,400
                                                                         ----------
 HOME BUILDERS & MATERIALS                          0.35%
   Fleetwood Enterprises, Inc. ..........................     22,700        908,000
   Kaufman & Broad Home Corp. ...........................     29,500        936,625
   Lafarge Corp. ........................................     20,800        817,700
                                                                         ----------
                                                                          2,662,325
                                                                         ----------
 INDUSTRIAL SERVICES                                0.14%
   Ogden Corp. ..........................................     38,400      1,063,200
                                                                         ----------
 INVESTMENT COMPANIES                               1.38%
   Argentina Fund, Inc. .................................     28,600        311,025
   Blackrock 2001 Term Trust, Inc. ......................     29,000        255,562
   Blackrock Strategic Term Trust, Inc. .................     29,000        253,750
   Brazil Fund, Inc. ....................................     25,800        467,625
   Central European Equity Fund .........................     18,600        299,925
   Chile Fund, Inc. .....................................     24,600        333,637
   Emerging Markets Infrastructure Fund, Inc. ...........     94,200        918,450
   Emerging Markets Telecommunications Fund, Inc. .......     30,800        385,000
   Emerging Mexico Fund, Inc. ...........................     29,000        230,188
   France Growth Fund, Inc. .............................     12,800        192,800
   G. T. Global Eastern Europe Fund .....................     17,200        137,600
   Gabelli Equity Trust, Inc. ...........................     44,100        518,175
   Gabelli Global Multimedia Trust Fund, Inc. ...........     51,700        523,463
   India Fund, Inc. .....................................     19,200        122,400
   Italy Fund, Inc. .....................................     16,100        217,350
   Mexico Equity Income Fund, Inc. ......................     17,100        138,937
   Mexico Fund, Inc. ....................................     74,400      1,088,100
   Morgan Stanley Emerging Markets Fund, Inc. ...........     51,400        481,875
   Morgan Stanley India Investment Fund, Inc. ...........     28,300        182,181
   Portgugal Fund, Inc. .................................     23,900        480,988
   Royce Value Trust, Inc. ..............................     70,160      1,157,640
   Scudder New Europe Fund, Inc. ........................     43,600        915,600
   Swiss Helvetia Fund, Inc. ............................     28,400        908,800
                                                                         ----------
                                                                         10,521,071
                                                                         ----------
 LEISURE                                            0.16%
   Brunswick Corp. ......................................     48,900      1,210,275
                                                                         ----------

                                                 Number of       Value
                                                  Shares        (Note 1)
                                                ----------   -------------
 MANUFACTURING                          2.27%
   Aeroquip-Vickers, Inc. ...................     27,100     $1,581,962
   Borg-Warner Automotive, Inc. .............     25,600      1,230,400
   Cincinnati Milacron, Inc. ................     24,600        598,088
   Cummins Engine Company, Inc. .............     51,900      2,659,875
   Dexter Corp. .............................     14,900        474,006
   Herman Miller, Inc. ......................     38,400        933,600
   Johnson Controls, Inc. ...................     26,000      1,486,875
   Kennametal, Inc. .........................     31,600      1,319,300
   PACCAR, Inc. .............................     16,400        856,900
   Parker-Hannifin Corp. ....................     39,600      1,509,750
   Quanex Corp. .............................     13,800        418,313
   Timken Co. ...............................     76,300      2,350,994
   Trinity Industries, Inc. .................     44,600      1,850,900
                                                             ----------
                                                             17,270,963
                                                             ----------
 METALS & MINING                        1.76%
   AK Steel Holding Corp. ...................     85,200      1,522,950
   Alcan Aluminum Ltd. ......................     71,200      1,966,900
   ASARCO, Inc. .............................     56,800      1,263,800
   British Steel Plc, ADR ...................     80,700      1,835,925
   Cleveland-Cliffs, Inc. ...................      6,400        343,200
   Cyprus Amax Minerals Co. .................     42,800        567,100
   Reynolds Metals Co. ......................     42,600      2,382,937
   USX-U.S. Steel Group .....................    107,400      3,544,200
                                                             ----------
                                                             13,427,012
                                                             ----------
 OIL & OIL SERVICES                     3.26%
   Ashland, Inc. ............................     67,600      3,489,850
   Elf Aquitaine S.A., ADR ..................     42,500      3,017,500
   Equitable Resources, Inc. ................     27,700        844,850
   Helmerich & Payne, Inc. ..................     22,800        507,300
   Murphy Oil Corp. .........................     22,500      1,140,469
   Occidental Petroleum Corp. ...............     55,900      1,509,300
   Pennzoil Co. .............................     51,200      2,592,000
   Sun Company, Inc. ........................    104,300      4,048,144
   Tidewater, Inc. ..........................     42,900      1,415,700
   Transocean Offshore, Inc. ................      9,000        400,500
   USX-Marathon Group .......................     75,500      2,590,594
   YPF Sociedad Anonima, ADR ................    108,100      3,249,756
                                                             ----------
                                                             24,805,963
                                                             ----------
 PAPER & FOREST PRODUCTS                0.98%
   Bowater, Inc. ............................     66,600      3,146,850
   Fort James Corp. .........................     35,500      1,579,750
   Georgia-Pacific Corp. ....................     25,600      1,508,800
   Mead Corp. ...............................     38,500      1,222,375
                                                             ----------
                                                              7,457,775
                                                             ----------
 REAL ESTATE INVESTMENT TRUSTS          0.47%
   Camden Property Trust ....................     18,500        550,375
   Crescent Real Estate Equities Inc. .......     42,700      1,435,787
   Excel Realty Trust, Inc. .................     12,700        365,919
   FelCor Suite Hotels Inc. .................     25,600        803,200
   Reckson Associates Realty Co. ............     18,900        446,512
   Reckson Services Industries, Inc. ........      7,560         25,043
                                                             ----------
                                                              3,626,836
                                                             ----------

                                                          Number of          Value
                                                            Shares          (Note 1)
                                                       ---------------   -------------
 RESTAURANTS                                   0.18%
   Bob Evans Farms, Inc. ...........................        19,900       $  421,631
   Wendy's International, Inc. .....................        41,900          984,650
                                                                         ----------
                                                                          1,406,281
                                                                         ----------
 RETAIL TRADE & SERVICES                       0.92%
   Dayton Hudson Corp. .............................        46,600        2,260,100
   Fingerhut Co., Inc. .............................        24,600          811,800
   Proffitts, Inc. .................................        21,800          880,175
   Ross Stores, Inc. ...............................        17,000          731,000
   Supervalu, Inc. .................................        52,100        2,311,938
                                                                         ----------
                                                                          6,995,013
                                                                         ----------
 TECHNOLOGY                                    1.67%
   Applied Materials, Inc. .........................        23,200(a)       684,400
   Compaq Computer Corp. ...........................        20,102          570,394
   Dell Computer Corp. .............................        54,600(a)     5,067,563
   Harris Corp. ....................................        32,800        1,465,750
   Intel Corp. .....................................        20,600        1,526,975
   Microsoft Corp. .................................        31,300(a)     3,392,137
                                                                         ----------
                                                                         12,707,219
                                                                         ----------
 TELECOMMUNICATIONS                            1.51%
   BCE, Inc. .......................................        21,900          934,856
   Telefonica Argentina S.A., ADR ..................        52,300        1,696,481
   Telecomunicacoes Brasilerias S.A., ADR ..........        27,500        3,002,656
   Telefonica de Espana S.A., ADR ..................        30,654        4,262,822
   Telefonos de Mexico S.A., ADR ...................        33,800        1,624,513
                                                                         ----------
                                                                         11,521,328
                                                                         ----------
 TEXTILES                                      0.17%
   Interface, Inc. .................................        29,600          597,550
   Shaw Industries, Inc. ...........................        41,400          729,675
                                                                         ----------
                                                                          1,327,225
                                                                         ----------
 TOBACCO                                       0.36%
   RJR Nabisco Holdings Corp. ......................        93,800        2,227,750
   Universal Corp. .................................        13,000          485,875
                                                                         ----------
                                                                          2,713,625
                                                                         ----------
 TRANSPORTATION                                1.61%
   Burlington Northern Santa Fe Corp. ..............        36,500        3,583,844
   Canadian Pacific Ltd. ...........................       105,400        2,990,725
   CNF Transportation, Inc. ........................        46,200        1,963,500
   FDX Corp. .......................................        29,480        1,849,870
   Laidlaw, Inc. ...................................        37,200          453,375
   USFreightways Corp. .............................        42,100        1,382,720
                                                                         ----------
                                                                         12,224,034
                                                                         ----------
 UTILITIES--ELECTRIC & NATURAL GAS             5.37%
   CMS Energy Corp. ................................        87,200        3,836,800
   Columbia Gas System, Inc. .......................        39,450        2,194,406
   Consolidated Edison Co. of New York, Inc. .......        32,600        1,501,638
   DQE, Inc. .......................................        37,250        1,341,000
   DTE Energy Co. ..................................        46,100        1,861,287
   Edison International, Inc. ......................       128,200        3,789,913
   Energy East Corp. ...............................        81,000        3,371,625
   FPL Group, Inc. .................................        37,200        2,343,600
   FirstEnergy Co. .................................        22,900          704,175

                                                          Number of        Value
                                                           Shares        (Note 1)
                                                         ----------   --------------
 UTILITIES--ELECTRIC & NATURAL GAS -- (Continued)
   GPU, Inc. .........................................    93,900      $ 3,550,593
   PECO Energy Co. ...................................    64,700        1,888,431
   PG&E Corp. ........................................   102,800        3,244,625
   Pinnacle West Capital Corp. .......................    57,400        2,583,000
   PP&L Resources, Inc. ..............................    49,000        1,111,688
   Public Service Co. of New Mexico ..................    41,600          943,800
   Sierra Pacific Resources ..........................     9,300          337,706
   Southern Co. ......................................    81,700        2,262,068
   Texas Utilities Co. ...............................    63,300        2,634,863
   UtiliCorp United Inc. .............................    36,200        1,364,288
                                                                      -----------
                                                                       40,865,506
                                                                      -----------
      Total Common Stocks (Cost $216,350,407).........                258,501,230
                                                                      -----------


                                                                   Principal
                                                                     Amount
                                                              -------------------
UNITED STATES GOVERNMENT OBLIGATIONS                 54.10%
   United States Treasury Bonds, 10.750%, 5/15/2003 .......     $  15,000,000         18,281,250
   United States Treasury Bonds, 7.25%, 8/15/2022 .........        27,600,000         33,042,361
   United States Treasury Bonds, 7.50%, 11/15/2024 ........        10,200,000         12,654,375
   United States Treasury Bonds, 6.375%, 8/15/2027 ........         8,900,000          9,778,875
   United States Treasury Notes, 6.25%, 8/31/2000 .........        13,500,000         13,702,500
   United States Treasury Notes, 7.50%, 2/15/2005 .........        16,300,000         18,052,250
   United States Treasury Notes, 6.50%, 5/15/2005 .........         7,600,000          8,025,122
   United States Treasury Notes, 6.875%, 5/15/2006 ........        71,600,000         77,574,089
   United States Treasury Notes, 6.50%, 10/15/2006 ........        80,100,000(b)      85,106,250
   United States Treasury Notes, 6.625%, 5/15/2007 ........        85,300,000         91,697,500
   United States Treasury Notes, 6.125%, 8/15/2007 ........        42,300,000         44,044,875
                                                                                    ------------
     Total United States Government Obligations
       (Cost $399,906,766).................................                          411,959,447
                                                                                    ------------
SHORT-TERM INVESTMENTS                                9.04%
   Goldman Sachs Corp., 5.60%, 7/01/98 ....................        28,200,000         28,200,000
   Merrill Lynch & Co., Inc., 5.55%, 7/01/98 ..............        27,600,000         27,600,000
   Sara Lee Corp., 6.05%, 7/01/98 .........................        13,000,000         13,000,000
                                                                                    ------------
     Total Short-Term Investments (Cost $68,800,000).......                           68,800,000
                                                                                    ------------
     Total Investments (Cost $685,057,173) - 97.09%........                         $739,260,677
     Other assets less liabilities - 2.91% ................                           22,184,410
                                                                                    ------------
     Net Assets - 100.00% .................................                         $761,445,087
                                                                                    ============


                                                                     Number of
                                                                      Shares
                                                                    ----------
SECURITY SOLD SHORT (NOTE 1D)
   W.E.B.S. Index Fund, Inc. - Mexico Series
    (Proceeds $390,725).....................                           28,400    $351,450
                                                                                 ========

----------
(a) Non-income producing security.
(b) Used as collateral on short sales.
   For Federal income tax purposes, the tax basis of investments owned at June 30, 1998 was $685,128,937 and net unrealized appreciation on investments consisted of:



      Gross unrealized appreciation .........    $  65,341,245
      Gross unrealized depreciation .........      (11,209,505)
                                                 -------------
      Net unrealized appreciation ...........    $  54,131,740
                                                 =============

                      See notes to financial statements.

                       THE ZWEIG TOTAL RETURN FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                 June 30,1998
                                  (Unaudited)

 ASSETS:
    Investments, at value (identified cost,$685,057,173) ................     $ 739,260,677
    Cash ................................................................           698,114
    Receivable for investments sold .....................................        18,259,709
    Deposits with broker for security sold short ........................           390,725
    Dividends and interest receivable ...................................         6,099,765
    Prepaid expenses ....................................................            17,909
    Miscellaneous receivable ............................................            12,958
                                                                              -------------
      Total Assets ......................................................       764,739,857
                                                                              -------------
 LIABILITIES:
    Payable for investments purchased ...................................         2,078,123
    Accrued advisory fees (Note 3) ......................................           436,299
    Accrued administration fees (Note 3) ................................             2,707
    Other accrued expenses ..............................................           426,191
    Security sold short, at value (proceeds $390,725) ...................           351,450
                                                                              -------------
      Total Liabilities .................................................         3,294,770
                                                                              -------------
 NET ASSETS .............................................................     $ 761,445,087
                                                                              =============
 NET ASSET VALUE, PER SHARE:
    ($761,445,087/ 88,904,410 shares outstanding--Note 4) ...............     $        8.56
                                                                              =============
 Net Assets consist of:
    Capital paid-in .....................................................     $ 707,202,308
    Net unrealized appreciation on investments and security sold short ..        54,242,779
                                                                              -------------
                                                                              $ 761,445,087
                                                                              =============

                            STATEMENT OF OPERATIONS
                     For the six months ended June 30,1998
                                  (Unaudited)

 Investment Income:
   Income:
      Dividends ................................................................    $  3,227,266
      Interest .................................................................      13,953,419
                                                                                    ------------
        Total Income ...........................................................      17,180,685
                                                                                    ------------
   Expenses:
      Investment advisory fees (Note 3) ........................................       2,439,299
      Administration fees (Note 3) .............................................         453,013
      Transfer agent fees ......................................................         190,050
      Printing and postage expenses ............................................         126,338
      Professional fees (Note 3) ...............................................          38,372
      Custodian fees ...........................................................          52,270
      Directors' fees and expenses (Note 3) ....................................          37,829
      Miscellaneous ............................................................          92,023
                                                                                    ------------
        Total Expenses .........................................................       3,429,194
                                                                                    ------------
          Net Investment Income ................................................      13,751,491
                                                                                    ------------
 Realized and Unrealized Gain on Investments:
   Net realized gain on investments (Note 2):
      Security transactions ....................................................      17,546,087
      Short sales transactions .................................................         371,891
      Futures transactions .....................................................      (1,040,782)
                                                                                    ------------
          Net realized gain on investments .....................................      16,877,196
   Increase in unrealized appreciation on investments and securities sold short        4,004,341
      Net realized and unrealized gain on investments ..........................      20,881,537
                                                                                    ------------
      Net increase in net assets resulting from operations .....................    $ 34,633,028
                                                                                    ============

                      See notes to financial statements.

                       THE ZWEIG TOTAL RETURN FUND, INC.

                      STATEMENT OF CHANGES IN NET ASSETS
                                  (Unaudited)



                                                                  For the             For the
                                                             Six Months Ended        Year Ended
                                                               June 30, 1998      December 31,1997
                                                            ------------------   -----------------
Increase (Decrease) in Net Assets:
   Operations:
      Net investment income .............................     $  13,751,491      $ 28,096,287
      Net realized gain on investments ..................        16,877,196        37,204,875
      Increase in unrealized appreciation on investments
        and securities sold short .......................         4,004,341        24,851,047
                                                              -------------      ------------
         Net increase in net assets resulting from
           operations ...................................        34,633,028        90,152,209
                                                              -------------      ------------
   Dividends and distributions to shareholders
     from:
      Net investment income .............................       (13,751,491)      (28,076,250)
      Net realized gains on investments .................       (16,812,333)      (37,204,875)
      Capital paid-in ...................................        (3,260,046)               --
                                                              -------------      ------------
         Total dividends and distributions to
           shareholders .................................       (33,823,870)      (65,281,125)
                                                              -------------      ------------
   Capital share transactions:
      Net asset value of shares issued to shareholders in
        reinvestment of dividends from net investment
        income and distributions from net realized gains
        and capital paid-in .............................         7,095,633        13,494,402
      Net proceeds from the sale of shares during rights
        offering ........................................        76,407,242                --
                                                              -------------      ------------
      Net increase in net assets derived from capital
        share transactions ..............................        83,502,875        13,494,402
                                                              -------------      ------------
      Net increase in net assets ........................        84,312,033        38,365,486
Net Assets:
   Beginning of period ..................................       677,133,054       638,767,568
                                                              -------------      ------------
   End of period ........................................     $ 761,445,087      $677,133,054
                                                              =============      ============

                       See notes to financial statements.

                       THE ZWEIG TOTAL RETURN FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                 June 30, 1998
                                  (Unaudited)

NOTE 1 -- Significant Accounting Policies

     The Zweig Total Return Fund, Inc. (the "Fund") is a closed-end, diversified management investment company registered under the Investment Company Act of 1940 (the "Act"). The Fund was incorporated under the laws of the State of Maryland on July 21, 1988. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


     A. Portfolio Valuation

     Portfolio securities which are traded only on stock exchanges are valued at the last sale price. Securities traded in the over-the-counter market which are National Market System securities are valued at the last sale price. Other over-the-counter securities are valued at the most recently quoted bid price provided by the principal market makers. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, as determined by the Investment Adviser. Debt securities may be valued on the basis of prices provided by an independent pricing service, when such prices are believed by the Investment Adviser to reflect the fair market value of such securities. Short-term investments having a remaining maturity of 60 days or less when purchased are valued at amortized cost (which approximates market value). Futures which are traded on commodities exchanges are valued at their closing settlement price on such exchange. Securities for which market quotations are not readily available,(of which there were none at June 30, 1998) and other assets, if any, are valued at fair value as determined under procedures approved by the Board of Directors of the Fund.


     B. Security Transactions and Investment Income

     Security transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     Realized gains and losses on sales of investments are determined on the identified cost basis for financial reporting and tax purposes.


     C. Futures Contracts

     Initial margin deposits made upon entering into futures contracts are as assets. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by marking the contract to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets or liabilities, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of ) the closing transaction and the Fund's basis in the contract. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. Therefore, anticipated gains may not result and anticipated losses may not be offset. In addition, as no secondary market exists for futures contracts, there is no assurance that there will be an active market at any particular time.


     D. Short Sales

     A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund's obligation to replace the security borrowed and sold short will be fully secured at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund's custodian. In addition to the short sales descibed above, the Fund may make short sales "against the box". A short sale "against the box" is a short sale whereby at the time of the short sale, the Fund owns or has the immediate and unconditional right, at no added cost, to obtain the identical security. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any incurred loss increased,by the amount of transaction costs. Dividends or interest the fund pays in connection with such short sales are recorded as expenses.


     E. Federal Income Tax

     The Fund has elected to qualify and intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue code of 1986, as amended. The principal tax benefits of qualifying as a regulated investment company as compared to an ordinary taxable corporation, are that a regulated investment company is not itself subject to Federal income tax on ordinary investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders, and that the tax character of long-term capital gains recognized by a regulated investment company flows through to its shareholders who receive distributions of such gains.


     F. Dividends and Distributions to Shareholders

     Dividends and distributions to shareholders are recorded on the ex-dividend date. In the event that amounts distributed are in excess of accumulated net investment income and net realized gains on investments (as determined for financial statement purposes), such amounts would be reported as a distribution from paid-in capital during the fiscal year in which such a distribution is made. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to timing differences and differing characterization of distributions made by the Fund as a whole.

NOTE 2 -- Portfolio Transactions

     During the six months ended June 30, 1998, the Fund entered into purchase and sale transactions, excluding short term instruments and futures transactions, as follows:



                                                       United States
                                                        Government
                                         Common         and Agency
                                         Stocks         Obligations
                                     --------------   --------------
     Cost of Purchases ...........   $87,170,769      $193,729,148
                                     ===========      ============
     Proceeds from Sales .........   $93,821,896      $135,269,655
                                     ===========      ============

NOTE 3 -- Investment Advisory Fees and Other Transactions with Affiliates

     a) Investment Advisory Fee: The Investment Advisory Agreement (the "Agreement") between the Investment Adviser, Zweig Total Return Advisors, Inc., and the Fund provides that, subject to the direction of the Board of Directors of the Fund and the applicable provisions of the Act, the Investment Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular investment rests with the Investment Adviser, subject to review by the Board of Directors and the applicable provisions of the Act. For the services provided by the Investment Adviser under the Agreement, the Fund pays the Investment Adviser a monthly fee equal, on an annual basis, to 0.70 of 1% of the Fund's average daily net assets. During the six months ended June 30, 1998, the Fund accrued advisory fees of $2,439,299.

     b) Administration Fee: Zweig/Glaser Advisers serves as the Fund's Administrator pursuant to an Administration Agreement with the Fund. Under such Agreement, the Administrator generally assists in all aspects of the Fund's operations, other than providing investment advice, subject to the overall authority of the Fund's Board of Directors. The Administrator determines the Fund's net asset value daily, prepares such figures for publication on a weekly basis, maintains certain of the Fund's books and records that are not maintained by the Investment Adviser, custodian or transfer agent, assists in the preparation of financial information for the Fund's income tax returns, proxy statements, quarterly and annual shareholder reports, and responds to shareholder inquiries. Under the terms of the Agreement, the Fund pays the Administrator a monthly fee equal, on an annual basis, to 0.13% of the Fund's average daily net assets. For the six months ended June 30, 1998 the Fund accrued administration fees of $453,013.

     c) Directors' Fees: The Fund pays each Director who is not an interested person of the Fund or the Investment Adviser a fee of $10,000 per year plus $1,500 per Directors' or committee meeting attended, together with the out-of-pocket costs relating to attendance at such meetings. The Directors of the Fund who are interested persons of the Fund or the Investment Adviser receive no remuneration from the Fund.

     d) Legal Fees: The Fund accrued legal fees of $7,059 during the six months ended June 30, 1998, for the services of Rosenman & Colin LLP, of which Robert
E. Smith, a Director of the Fund, is counsel. In addition, the Fund paid legal fees of $52,227 for the services of Rosenman & Colin LLP in connection with its rights offering.

     e) Brokerage Commissions: During the six months ended June 30, 1998, the Fund paid Zweig Securities Corp. Inc. brokerage commissions of $22,138 in connection with portfolio transactions effected through them.

     Certain directors and officers of the Fund are also directors and/or officers of the Invesment Adviser and the Administrator.

NOTE 4 -- Capital Stock and Reinvestment Plan

     At June 30, 1998 the Fund had one class of common stock, par value $.001 per share, of which 500,000,000 shares are authorized and 88,904,410 shares are outstanding.

     Registered shareholders may elect to receive all distributions in cash paid by check mailed directly to the shareholder by State Street Bank & Trust Co. as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the "Plan"), shareholders not making such election will have all such amounts automatically reinvested by State Street, as the Plan agent in whole or fractional shares of the Fund, as the case may be. For the six months ended June 30, 1998 and for the year ended December 31, 1997, 801,838 and 1,590,261 shares, respectively, were issued pursuant to the Plan.

     In a rights offering ending May 8, 1998, shareholders exercised rights to purhase 9,480,096 shares of common stock at an offering price of $8.42 per share for proceeds net of expenses of $76,407,242.

NOTE 5 -- Financial Highlights

     Selected data for a share outstanding throughout each period:



                                       Six
                                      Months
                                      Ended                            Year Ended December 31
                                     June 30,   ---------------------------------------------------------------------
                                       1998          1997          1996          1995          1994          1993
                                  ------------- -------------- ------------ ------------- ------------- -------------
Per Share Data:
Net asset value, begining of
  period ........................   $  8.61       $   8.29       $  8.63      $   8.11      $   9.11      $   9.06
                                    -------       --------       -------      --------      --------      --------
Income From Investment
  Operations:
Net investment income ...........      0.17           0.36          0.36          0.39          0.29          0.26
Net realized and unrealized
  gains(losses) on
  investments ...................      0.20           0.80          0.14          0.97        ( 0.43)         0.75
                                    -------       --------       -------      --------      --------      --------
Total from investment
  operations ....................      0.37           1.16          0.50          1.36        ( 0.14)         1.01
                                    -------       --------       -------      --------      --------      --------
Dividends and Distributions:
Dividends from net
  investment income .............     (0.17)        ( 0.36)       ( 0.36)      ( 0.39)        ( 0.29)       ( 0.26)
Distributions from net
  realized gains on
  investments ...................     (0.21)        ( 0.48)       ( 0.24)      ( 0.45)           --         ( 0.70)
Distributions from capital
  paid-in .......................     (0.04)            --        ( 0.24)          --         ( 0.57)           --
                                    --------      ---------      --------     --------      --------      --------
Total Dividends and
  Distributions .................     (0.42)        ( 0.84)       ( 0.84)      ( 0.84)        ( 0.86)       ( 0.96)
                                    --------      ---------      --------     --------      --------      --------
  Net asset value, end of
   period .......................   $  8.56       $   8.61       $  8.29      $   8.63      $   8.11      $   9.11
                                    ========      =========      ========     ========      ========      ========
  Market value, end of
   period** .....................   $  8.75      $  9.4375       $  8.00      $  8.625      $   8.00      $  10.75
                                    ========      =========      ========     ========      ========      ========
Total investment return .........     (2.04)%        30.22%         2.62%        19.19%       (17.08)%      (18.37)%
                                    ========      =========      ========     ========      ========      ========
Ratios/Supplemental
  Data:
Net assets, end of period
  (in thousands) ................  $761,445      $ 677,133      $638,768      $647,523      $591,659      $648,516
Ratio of expenses to average
  net assets ....................      0.98%*         1.04%         1.03%        1.10%          1.12%         1.11%
Ratio of net investment
  income to average net
  assets ........................      3.95%*         4.30%         4.31%        4.59%          3.35%         2.85%
Portfolio turnover rate .........      39.0%         104.7%        147.2%       179.8%         281.0%        293.0%

----------
* Annualized.
** Closing Price -- New York Stock Exchange.

                        SUPPLEMENTARY PROXY INFORMATION

     The Annual Meeting of Shareholders of The Zweig Total Return Fund, Inc. was held on May 14,1998. The meeting was held for the purpose of reelecting Annemarie Gilly, Jeffrey Lazar, Alden C. Olson, Anthony M. Santomero and Martin
E. Zweig as Directors: and to ratify Coopers & Lybrand L.L.P. as the Fund's independent certified public accountants for the year ending December 31,1998. The Fund's other Directors who continue in office are Charles H. Brunie, Elliot
S. Jaffe, James B. Rogers, Jr. and Robert E. Smith.

     The results of the above matters were as follows:



                                                       Votes        Votes
Director/Auditor                        Votes For     Against     Withheld     Abstensions
-----------------------------------   ------------   ---------   ----------   ------------
 Annemarie Gilly ..................   68,187,094          --     791,240           --
 Jeffrey Lazar ....................   68,283,093          --     695,241           --
 Alden C. Olson ...................   68,205,001          --     673,333           --
 Anthony M. Santomero .............   68,273,248          --     705,086           --
 Martin E. Zweig ..................   68,326,041          --     652,293           --
 Coopers & Lybrand L.L.P. .........   68,053,983     254,693     --           699,658

--------------------------------------------------------------------------------

1-800-272-2700  Zweig Shareholder
                             Relations:
                             For general information
                             and literature
(212) 486-3122  The Zweig Total Return
                             Fund Hot Line:
                             For updates on net asset
                             value, share price, major
                             industry groups and other
                             key information

                               REINVESTMENT PLAN


    Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in "Street Name," to consult your broker as soon as possible to determine if you must change registration into your own name to participate.



                      ----------------------------------
      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

OFFICERS AND DIRECTORS
Martin E. Zweig, Ph.D.
Chairman of the Board and President

Jeffrey Lazar
Director, Vice President and Treasurer

Stuart B. Panish
Vice President & Secretary

Christopher M. Capano
Assistant Vice President

Charles H. Brunie
Director

Annemarie Gilly
Director

Elliot S. Jaffe
Director

Alden C. Olson, Ph.D.
Director

James B. Rogers, Jr.
Director

Anthony M. Santomero, Ph.D.
Director

Robert E. Smith
Director

Investment Adviser
Zweig Total Return Advisors, Inc.
900 Third Avenue
New York, New York 10022

Fund Administrator
Zweig/Glaser Advisers
900 Third Avenue
New York, New York 10022

Custodian
The Bank of New York
One Wall Street
New York, New York 10286

Transfer Agent
State Street Bank & Trust Co.
225 Franklin Street
Boston, MA 02110

Legal Counsel
Rosenman & Colin LLP
575 Madison Avenue
New York, New York 10022
--------------------------------------------------------------------------------
      This report is transmitted to the shareholders of The Zweig Total Return Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

ZTR982                                                            3206-SEM(98)

             (The Zweig Total Return Fund, Inc. logo appears here)



                               SEMI-ANNUAL REPORT
                -----------------------------------------------
                                 June 30, 1998